SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 15, 2006
MRV COMMUNICATIONS, INC.
(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION) 20415 NORDHOFF STREET CHATSWORTH, CA (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	06-1340090 (I.R.S. EMPLOYER IDENTIFICATION NUMBER) 91311 (ZIP CODE)
ISSUER’S TELEPHONE NUMBER: (818) 773-0900
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On March 15, 2006, registrant entered into a definite agreement (the “Agreement”) with a group of investors pursuant to which registrant agreed to sell to such investors (the “Investors”), and the Investors agreed to purchase from registrant, an aggregate of 19,858,156 shares of registrant’s common stock, par value $0.0017 per share (the “Shares”) for a purchase price of $3.75 per share (the “Transaction”). Subject to the terms of the Agreement, the registrant is required to file a registration statement with the Securities and Exchange Commission registering the resale of the Shares within 30 days of the closing of the Transaction, to use its reasonable best efforts to cause the registration statement to be declared effective under the Securities Act of 1933 (the “Securities Act”) as promptly as possible after the filing thereof, but in no event later than 120 days after the Closing, and to use its reasonable best efforts to keep the registration statement continuously effective under the Securities Act until all the Shares have been sold or may be sold without volume restrictions pursuant to Rule 144(k).
The Closing occurred on March 17, 2006. At the Closing, the registrant issued to the investors the Shares and received from the Investors cash payments totalling $74,468,085.
The above description, which summarizes the material terms of the Agreement is not complete. Please read the full text of the Agreement, which has been filed with the Securities and Exchange Commission as Exhibits 99.1 to this Form 8-K.
Item 3.02 Unregistered Sales of Equity Securities.
Registrant refers the reader to Item 1.01 for information regarding date of sale, the title and amount of securities sold, and the total purchase price paid to registrant. Registrant has agreed to pay a placement agent fee of $4,468,085.
The issuance and sale of the Shares were made in reliance upon exemptions from registration provided pursuant to Section 4(2) under the Securities Act, and Rule 506 promulgated thereunder. No general solicitation or advertising was undertaken in connection with the offer and sale of the Shares. Each of the Investors represented to registrant that it was purchasing the Shares for its own account and not with a present view towards the distribution thereof and an appropriate legend was affixed to the certificates evidencing the Shares. Each of the Investors represented that it was an “accredited investor” as defined in Rule 501(a) under the Securities Act or a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act and was not a broker dealer registered under Section 15(a) of the Exchange Act, or a member of the NASD, Inc. or an entity engaged in the business of being a broker dealer.
Item 8.01 Other Events.
As a result of the Transaction, registrant had 124,462,461 shares of common stock, par value $0.0017 per share, immediately following the closing on March 17, 2006.

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1	Securities Purchase Agreement dated March 15, 2006, by and among registrant and the investors listed on the Schedule of Investors attached thereto as Exhibit A

Exhibit 99.2	Press Release of March 16, 2006.

Exhibit 99.3	Press Release of March 20, 2006

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.
Date: March 20, 2006

MRV COMMUNICATIONS, INC.

By:	/s/ Noam Lotan
Noam Lotan
President and Chief Executive Officer

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